Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Oppenheimer Capital Appreciation Fund	Investment Advisor: OFI Global Asset Management, Inc.
Nationwide Fund	Sub-advisor: HighMark Capital Management, Inc.
Oppenheimer Capital Appreciation Fund	Sub-advisor: OppenheimerFunds, Inc.
GWP-0493